UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 14, 2009
BUTLER NATIONAL CORPORATION (Exact Name of Registrant as Specified in its Charter)
Kansas (State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)
913-780-9595 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Exhibit 99	Press release announcing Butler National Corporation comments on the scheduled Wednesday, December 16, 2009 grand opening of the Boot Casino & Resort in Dodge City, Kansas

On December 14, 2009 Butler National Corporation issued a press release commenting on the scheduled Wednesday, December 16, 2009 grand opening of the Boot Casino & Resort in Dodge City, Kansas. See attached Exhibit 99.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BUTLER NATIONAL CORPORATION (Registrant)
December 14, 2009 Date	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
December 14, 2009 Date	/S/ Angela D. Shinabargar Angela D. Shinabargar (Chief Financial Officer)